UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2022

Coupa Software Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37901	20-4429448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street San Mateo, California 94402
(Address of Principal Executive Offices) (Zip Code)

(650) 931-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	COUP	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 12, 2022, Coupa Software Incorporated (“Coupa” or the “Company”) announced the execution of an Agreement and Plan of Merger, dated as of December 11, 2022, by and among the Company, Project CS Parent, LLC, a Delaware limited liability company (“Parent”), and Project CS Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P., an investment fund managed by Thoma Bravo, L.P. A copy of the Company’s press release announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 12, 2022, representatives of the Company will present information about the proposed transaction to various investors of the Company. The presentation will include the slides attached hereto as Exhibit 99.2 and incorporated by reference herein.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This publication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this publication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this publication and information contained in this publication should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in accordance with the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022 and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2022

99.2	Investor Presentation, dated December 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2022

COUPA SOFTWARE INCORPORATED

By:	/s/ Anthony Tiscornia
Name:	Anthony Tiscornia
Title:	Chief Financial Officer (Principal Financial Officer)

Exhibit 99.1

Coupa Software Enters into Definitive Agreement to Be Acquired by Thoma Bravo for $8 Billion

Coupa Shareholders to Receive $81 Per Share in Cash

Represents a 77% Premium to the Unaffected Stock Price

SAN MATEO, Calif., December 12, 2022 – Coupa Software (NASDAQ: COUP), a leader in Business Spend Management (BSM), today announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm. This is an all-cash transaction with an enterprise value of $8.0 billion. Upon completion of the transaction, Coupa will become a privately held company.

The transaction includes a significant minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority (ADIA). Under the terms of the agreement, Coupa shareholders will receive $81.00 per share in cash, which represents a 77% premium to Coupa’s closing stock price on November 22, 2022, the last full trading day prior to media reports regarding a possible sale transaction involving the company. The transaction consideration also represents a premium of approximately 64% to the volume weighted average closing price of Coupa stock for the 30 trading days ending on November 22, 2022.

“For more than a decade, we’ve been building an incredible Business Spend Management Community and have proudly cemented our position as the market-leading platform in our category. We’re looking forward to partnering with Thoma Bravo and accelerating our vision to digitally transform the Office of the CFO,” said Rob Bernshteyn, chairman and chief executive officer at Coupa. “While our ownership may change, our values do not. Every one of us at Coupa will continue to put our customers at the center of everything we do and help them maximize the value of every dollar they spend.”

“This transaction is the result of a deliberate and thoughtful process that included engagement with both strategic and financial parties,” said Roger Siboni, Coupa’s lead independent director. “The Board evaluated the transaction against the company’s standalone prospects in the current macroeconomic climate and determined that the compelling and certain cash consideration in the transaction provides superior risk-adjusted value relative to the Company’s standalone prospects. The Board is unanimous in its belief this transaction is the optimal path forward and in the best interest of our shareholders.”

“Coupa has created and led the large and growing Business Spend Management category. We’ve followed the company’s success for many years and have been impressed by its consistent track record of delivering high levels of value for its global customer base,” said Holden Spaht, a Managing Partner at Thoma Bravo. “We look forward to partnering with Rob and the rest of the management team to keep investing in the company’s product strategy while driving growth both organically and through M&A.”

“We couldn’t be more excited to partner with the talented Coupa team to keep building on the incredible franchise they’ve created in the Business Spend Management space,” said Brian Jaffee, a Partner at Thoma Bravo. “Our shared vision, combined with Thoma Bravo’s strategic and operational expertise, will enable Coupa to continue driving innovation, better serve its customers and accelerate important growth initiatives during this next chapter as a private company.”

Approvals and Timing

The transaction, which was approved unanimously by the Coupa Board of Directors, is expected to close in the first half of 2023, subject to customary closing conditions, including approval by Coupa shareholders and the receipt of required regulatory approvals. The transaction is not subject to a financing condition.

Upon completion of the transaction, Coupa’s common stock will no longer be listed on any public market. The company will continue to operate under the Coupa name and brand.

Third Quarter 2023 Financial Results

In a separate press release, Coupa today announced its third quarter fiscal year 2023 financial results. The press release is available on the Investor Relations section of the Company’s website. In light of the announced transaction with Thoma Bravo, Coupa has cancelled its earnings conference call previously scheduled for 1:30 p.m. PT / 4:30 p.m. ET this afternoon, December 12, 2022.

Advisors

Qatalyst Partners LP is serving as financial advisor to Coupa and Freshfields Bruckhaus Deringer LLP is serving as the company’s legal advisor.

Goldman Sachs & Co. LLC and Piper Sandler acted as financial advisors and Kirkland & Ellis LLP acted as legal advisor to Thoma Bravo.

About Coupa Software

Coupa is the cloud-based Business Spend Management (BSM) platform that unifies processes across supply chain, procurement, and finance functions. Coupa empowers organizations around the world to maximize value and operationalize purpose through their business spend. Learn more at Coupa.com and follow us on LinkedIn and Twitter.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $120 billion in assets under management as of September 30, 2022. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 420 companies representing over $235 billion in enterprise value.1 The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

1	Includes control and non-control investments.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COUPA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2021, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Contacts

For Coupa:

Media:

Tom Gavin, press@coupa.com

or

Joele Frank, Wilkinson Brimmer Katcher

Jed Repko / Adam Pollack / Rose Temple

(212) 355-4449

Investors: Steven Horwitz, ir@coupa.com

For Thoma Bravo:

Thoma Bravo Communications

Megan Frank

(212) 731-4778

mfrank@thomabravo.com

or

FGS Global

Liz Micci/Abigail Farr

ThomaBravo-US@fgsglobal.com

Exhibit 99.2 Coupa to be Acquired by Thoma Bravo: Delivering Compelling, Certain Cash Premium to Coupa Shareholders December 12, 2022 © 2022 Coupa Software, Inc. – All Rights Reserved

Transaction Summary Transaction 77% premium to unaffected share price $81 cash per share 8.4x NTM revenue multiple (street consensus) Overview $8.0B enterprise value 8.7x NTM revenue multiple (company projections) 64% premium to unaffected 30-day VWAP Parties • Coupa is the cloud-based Business Spend Management platform that unifies processes across supply chain, procurement, and finance functions • Thoma Bravo is a leading private equity investment firm focused on the software and technology-enabled services sectors • Transaction is the result of a robust process overseen by a highly engaged and independent Board Robust Process o Process included significant and multi-faceted outreach to prospective acquirors and fulsome evaluation of standalone opportunities o Coupa engaged with 14 prospective acquirors, including 3 strategics and 11 financial sponsors o In addition to proactive outreach, this included inbound interest from 6 parties following media speculation • The Board retained independent financial advisors, Qatalyst Partners, and legal advisors, Freshfields in connection with its review of potential transaction alternatives • Transaction is expected to close in first half of 2023 Timing and Approvals • Subject to approval of a majority of Coupa’s outstanding shares • Subject to customary closing conditions including receipt of required regulatory approvals • Transaction is fully financed and not subject to a financing condition 2 © 2022 Coupa Software, Inc. – All Rights Reserved

Coupa Responded to Challenging Outlook by Taking Action Dynamic macro and market environment has created significant headwinds • EMEA new business down ~17% YTD Where • North American Mid-Market new business, after being up 50%+ in Q1, is now roughly flat YTD We Are • North American Enterprise new business, after being up ~40% for the first half, was roughly flat for Q3 Today • Expect FY’24 revenue growth to be below current street consensus • Expect to operate below Rule of 40 for at least the next couple of years As discussed last quarter, we are focused on taking action to drive increased profitability and Actions to free cash flow Improve • Taking proactive steps including reducing headcount investment and reviewing stock based compensation Profitability structure Actions to The Board also took action and affirmatively pursued and evaluated potential transaction Evaluate alternatives that could deliver superior, risk-adjusted value to Coupa’s standalone prospects Alternatives • Focus was on maximizing value to shareholders and increasing certainty 3 © 2022 Coupa Software, Inc. – All Rights Reserved

Robust Review of Transaction Alternatives Comprehensive process Board unanimously believes the offer from 6 14 Thoma Bravo 2 represents the highest and best value available Parties Parties engaged, to the shareholders, including 3 executed NDAs Final and fully including superior and received strategics and 11 financed bids returns for financial sponsors access to non- received shareholders relative to public information risk-adjusted standalone value • Process led by independent, highly experienced Board supported by independent financial advisor (Qatalyst) and independent legal advisor (Freshfields) • Media speculation prior to announcement resulted in multiple inbounds, with whom the Company engaged • Competitive process between two parties at the final bid stage 4 © 2022 Coupa Software, Inc. – All Rights Reserved

Acquisition by Thoma Bravo Delivers a Compelling Cash Premium for Coupa Shareholders Coupa LTM Stock Price Performance Premium to: 12/9/2021 to 12/9/2022 (Current) Unaffected +77% (2) 5-Day VWAP +72% March 15, 2022 $180 FY23E guidance given at FQ4’22 earnings announcement (2) 30-Day VWAP +64% $160 was 4% below street expectations, contributing to a (19%) price reaction 1-day post-announce $140 $120 November 22, 2022 Unaffected date – day prior to publication of Bloomberg $100 article regarding potential sale of Coupa $80 Transaction Price: +12% Since 3/15/22 (1) $60 EMCLOUD : (29%) 3/15/22 to 11/22/22 $40 Coupa: (37%) March 15 to November 22, 2022 3/15/22 to 11/22/22 Coupa generally traded in-line with the BVP Emerging Cloud Index $20 subsequent to its re-rating and prior to media speculation regarding a deal $0 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 (1) BVP Emerging Cloud Index indexed to Coupa share price on March 15, 2022. (2) Volume-weighted average prices based on trading days per Bloomberg as of unaffected date (November 22, 2022). 5 © 2022 Coupa Software, Inc. – All Rights Reserved

Bookings Trend Highlights Deceleration of Business Momentum Amid Turbulent Macro New ACV Bookings ($MM) YoY Growth 113% $52.8 Estimated (1) $45-55 97% $43.0 $42.3 • New ACV bookings are an $39.9 indicator for Coupa’s forward $35.0 $34.5 business momentum, specifically NTM revenue growth 61% $24.7 • Coupa’s New ACV Bookings 40% have meaningfully 32% decelerated, with negative Bookings in Q3 2% (1) (5%) (12%) FQ1'22 FQ2'22 FQ3'22 FQ4'22 FQ1'23 FQ2'23 FQ3'23 FQ4'23 Note: New ACV Bookings defined as the annual contracted value of new logo bookings, expansion bookings, contracted pricing increases, and renewal price increases. (1) Reflects estimates informed by performance to-date; quarter is in-process and actual figures may differ, including as a result of the announcement of this transaction. Graphic and y-o-y growth represents the mid-point of estimates. 6 © 2022 Coupa Software, Inc. – All Rights Reserved

Street Expectations Outpace Coupa’s Long-Term Business Projections (1,2) Revenue Growth SaaS Rule of 40 Current Street expectation Former Street expectation (pre-Mar. 2022) Revenue Growth (1) Management plan Adjusted Free Cash Flow Margin Projections growth is below current Street 64% FY28E Mgmt. Ro40: 41% estimates for FY’24 60% Projections 55% FY22A – FY28E Mgmt. CAGR: 15% 14% 51% 21% 40% 11% 21% 37% 38% 37% 34% 32% 24% 20% 50% 50% 17% 19% 22% 18% 39% 39% 39% 39% 34% 34% 17% 17% 15% 15% 12% 12% FY19A FY20A FY21A FY22A FY23E FY24E FY25E FY19A FY20A FY21A FY22A FY23E FY24E FY25E FY23E guidance given at FQ4’22 earnings release was 4% below street expectations Source: FactSet mean consensus estimates as of December 9, 2022. (1) We define Adjusted Free Cash Flows as operating cash flow, less purchases of property equipment, plus one time payout of legacy unvested equity awards accelerated in conjunction with a historical business combination, and prior to the adoption of ASU 2020 06 on February 1 2022 plus repayments of convertible senior notes attributable to debt discount (2) SaaS Rule of 40 is a Non GAAP measure that sums the YoY total revenue growth rate and the Adjusted Free Cash Flow Margin. 7 © 2022 Coupa Software, Inc. – All Rights Reserved

Transaction Represents an Attractive Multiple Relative to Precedent Transactions NTM Revenue Multiple (1) Pre-Covid Transactions 13.3x 12.8x Based on Management Median (All): 7.0x (2) Projections 11.4x Based on Street 10.8x (1): Median (Pre-Covid) 6.5x (2) 10.2x Consensus 9.4x 9.1x 8.9x 8.8x 8.8x 8.7x 8.7x 8.7x 8.6x 8.4x 8.4x 8.4x 8.4x 8.3x 8.3x 8.2x 8.1x 8.0x 7.9x 7.8x 7.5x 7.4x 7.0x 6.9x 6.8x 6.7x 6.5x 6.5x 6.5x 6.3x 6.2x 5.9x 5.9x 5.8x 5.4x 5.3x 5.3x 5.3x 4.9x 4.6x 4.1x 3.9x 3.6x 3.4x 3.3x 3.2x 3.2x 2.3x • On a NTM Revenue Multiple basis, the consideration offered by Thoma Bravo is top tercile relative to precedent transactions • The valuation appears even more favorable relative to transactions announced prior to the COVID era Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research. Note: Medians do not include Coupa. (1) Transactions announced prior to 2020. (2) Coupa NTM statistics ending October 31, 2023. Common shares outstanding and dilutive equity awards as of December 8, 2022. Fully diluted shares calculated using treasury stock method. Cash and cash equivalents, principal value of convertible debt, and non-controlling interest as of October 31, 2022. In-the-money convertible debt treated on a net share basis (excluding any make-whole shares or other change of control adjustments for the 2023 Notes). Assumes 2023 Capped Calls are net share settled with 1.3MM shares. Includes cash settlement of capped calls based on Black-Scholes option valuation model assuming volatility from Bloomberg for the 2025 Notes and 2026 Notes. Assumes 2023 Capped Calls are net share settled with 1.3MM shares. 8 © 2022 Coupa Software, Inc. – All Rights Reserved

Legal Disclosure Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COUPA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com. Participants in the Solicitation Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above. 9 © 2022 Coupa Software, Inc. – All Rights Reserved

Legal Disclosure (cont’d) Cautionary Note Regarding Forward-Looking Statements This presentation and the accompanying oral presentations (collectively, this “presentation”) contain forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this presentation, including statements regarding the proposed transaction, our future results of operations and financial condition (including with respect to revenue, adjusted free cash flow, adjusted free cash flow margin and annual contract value bookings), market expectations regarding our performance and guidance, our strategy and plans (including compensation practices), our industry, customer demand, and the macro environment, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “identify,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words or other similar terms or expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this presentation and information contained in this presentation should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; macroeconomic uncertainties driven by the Russia-Ukraine conflict, inflation, rising interest rates, and the COVID-19 pandemic and the uncertainty it has caused; and Coupa’s limited operating history at our current scale, which makes it difficult to predict future operating results. Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the U.S. Securities and Exchange Commission (“SEC”), including as described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in our Quarterly Report on Form 10-Q filed with the SEC (which is available at https://investors.coupa.com and on the SEC’s website at www.sec.gov). In light of these risks, uncertainties and assumptions, the forward-looking results, levels of activity, performance, events and circumstances discussed in this presentation may not occur or be achieved, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. In addition to U.S. GAAP financial information, this presentation includes certain non-GAAP financial and liquidity measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of historical non-GAAP measures to historical GAAP measures is contained in the Appendix. Coupa’s definitions of its non-GAAP measures may differ from those used by other companies for similarly-titled measures, and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, Coupa’s GAAP results. Coupa believes these non-GAAP measures are useful to investors and other users of its financial information because they provide a way to measure and evaluate Coupa’s underlying operating performance and the strength of its core business consistently across the periods presented. Coupa believes these non-GAAP measures are also useful for comparing its operating performance to that of other companies in its industry, because they eliminate the effects of certain items that may vary between companies for reasons unrelated to their operating performance. Coupa believes that adjusted free cash flows also provides a useful measure of capital strength and liquidity, although it is not intended to represent and should not be viewed as the amount of residual cash flow available for discretionary expenditures. This presentation contains estimates and forecasts that have been prepared by independent third parties. We have not independently verified such estimates and forecasts. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services. 10 © 2022 Coupa Software, Inc. – All Rights Reserved

Adjusted Free Cash Flow Reconciliation (in thousands) FY2019 FY2020 FY2021 FY2022 Net cash provided by operating activities $37,436 $68,156 $78,202 $168,090 Less: purchases of property and equipment (7,528) (11,970) (11,492) (13,853) Add: repayments of convertible senior notes – – 27,409 1,338 attributable to debt discount Add: one-time payout of legacy unvested equity awards – – 19,428 – accelerated in conjunction with a business combination Adjusted free cash flows $29,908 $56,186 $113,547 $155,575 Divided by: total revenues $260,366 $389,719 $541,643 $725,289 Operating cash flows margin 14% 17% 14% 23% Adjusted free cash flows margin 11% 14% 21% 21% 11 © 2022 Coupa Software, Inc. – All Rights Reserved